                                                                    Exhibit 99.7

                           DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

I.       RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                 $  356,395.20
Available Funds:
    Contract Payments due and received in this period                                                               4,970,609.72
    Contract Payments due in prior period(s) and received in this period                                            1,155,574.50
    Contract Payments received in this period for next period                                                          94,171.01
    Sales, Use and Property Tax, Maintenance, Late Charges                                                            156,540.79
    Prepayment Amounts related to early termination in this period                                                    978,542.56
    Servicer Advance                                                                                                2,576,572.65
    Proceeds received from recoveries on previously Defaulted Contracts                                                     0.00
    Transfer from Reserve Account                                                                                   6,826,849.63
    Interest earned on Collection Account                                                                               4,707.35
    Interest earned on SPG Account                                                                                        950.70
    Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                             0.00
    Amounts paid per Contribution and Servicing Agreement Section 7.01
      (Substituted contract < Predecessor contract)                                                                         0.00
    Due from Bank of America Derivative Settlement                                                                          0.00
    Any other amounts                                                                                                       0.00

                                                                                                                   -------------
Total Available Funds                                                                                              17,120,914.11
Less: Amounts to be Retained in Collection Account                                                                    293,000.92
                                                                                                                   -------------
AMOUNT TO BE DISTRIBUTED                                                                                           16,827,913.19
                                                                                                                   =============
DISTRIBUTION OF FUNDS:
    1. To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                                       0.00
    2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                   1,446,111.64
    3. To Bank of America Derivative Settlement                                                                       507,732.41
    4. To Noteholders (See Note Principal & Interest Calculations attached)
           a) Class A1 Principal and Interest                                                                               0.00
           a) Class A2 Principal (distributed after A1 Note matures) and Interest                                           0.00
           a) Class A2b Principal (distributed after A2 Note matures) and Interest                                          0.00
           a) Class A3a Principal (distributed after A3 Note matures) and Interest                                 10,352,389.40
           a) Class A3b Principal (distributed after A4 Note matures) and Interest                                  4,053,912.36
           b) Class B Principal and Interest                                                                           16,143.04
           c) Class C Principal and Interest                                                                           36,177.71
           d) Class D Principal and Interest                                                                           24,782.01
           e) Class E Principal and Interest                                                                           48,539.45

    5. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                              0.00
    6. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
           a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                   0.00
           b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                  0.00
           c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                        0.00
    7. To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any other amounts                     162,198.84
    8. To Servicer, Servicing Fee and other Servicing Compensations                                                   179,926.32
                                                                                                                   -------------
TOTAL FUNDS DISTRIBUTED                                                                                            16,827,913.19
                                                                                                                   =============

                                                                                                                   -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
Funds (if any)}                                                                                                       293,000.92
                                                                                                                   =============

II.      RESERVE ACCOUNTS

Beginning Balance                                                                                   200,000.00      6,821,018.04
   - Add Investment Earnings                                                                            129.48          5,702.11
   - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                       0.00              0.00
   - Less Distribution to Certificate Account                                                           129.48      6,826,720.15
                                                                                                    ----------      ------------
End of period balance                                                                               200,000.00              0.00
                                                                                                    ==========      ============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
                                                                                                    ----------      ------------
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances).                         200,000.00      6,821,018.04
                                                                                                    ==========      ============


                          DVI RECEIVABLES XVII 2002-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

III.     CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
            Pool A                                               200,139,933.28
            Pool B                                                53,577,887.87
                                                                 --------------
                                                                                         253,717,821.15
Class A Overdue Interest, if any                                           0.00
Class A Monthly Interest - Pool A                                    379,980.68
Class A Monthly Interest - Pool B                                    101,721.64

Class A Overdue Principal, if any                                          0.00
Class A Monthly Principal - Pool A                                 8,300,231.51
Class A Monthly Principal - Pool B                                 5,624,367.94
                                                                 --------------
                                                                                         13,924,599.44
Ending Principal Balance of the Class A Notes
            Pool A                                               191,839,701.77
            Pool B                                                47,953,519.93
                                                                 --------------          --------------
                                                                                         239,793,221.70
                                                                                         ==============

IV.      CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                                                                        0.00
            Class A1                                                    0.00
            Class A2                                                    0.00
            Class A3a                                         184,645,175.90
            Class A3b                                          69,072,645.25
                                                              --------------

Class A Monthly Interest                                                                 253,717,821.15
                                                                        0.00
            Class A1 (Actual Number Days/360)                           0.00
            Class A2                                                    0.00
            Class A3a(Actual Number Days/360)                     218,650.66
            Class A3b                                             263,051.66
                                                              --------------

Class A Monthly Principal
                                                                        0.00
            Class A1                                                    0.00
            Class A2                                                    0.00
            Class A3a                                          10,133,738.74
            Class A3b                                           3,790,860.70
                                                              --------------
                                                                                          13,924,599.44
Ending Principal Balance of the Class A Notes
                                                                        0.00
            Class A1                                                    0.00
            Class A2                                                    0.00
            Class A3a                                         174,511,437.16
            Class A3b                                          65,281,784.55
                                                              --------------             --------------
                                                                                         239,793,221.70
                                                                                         ==============
Class A3

                           DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

V.       CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
            Pool A                                               3,410,919.17
            Pool B                                                 913,110.36
                                                                 ------------
                                                                                           4,324,029.53
Class B Overdue Interest, if any                                         0.00
Class B Monthly Interest - Pool A                                   12,734.10
Class B Monthly Interest - Pool B                                    3,408.95

Class B Overdue Principal, if any                                        0.00
Class B Monthly Principal - Pool A                                       0.00
Class B Monthly Principal - Pool B                                       0.00
                                                                 ------------
                                                                                                   0.00
Ending Principal Balance of the Class B Notes
            Pool A                                               3,410,919.17
            Pool B                                                 913,110.36
                                                                 ------------              ------------
                                                                                           4,324,029.53
                                                                                           ============

VI.      CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
            Pool A                                              6,821,838.32
            Pool B                                              1,826,220.71
                                                                ------------
                                                                                           8,648,059.04
Class C Overdue Interest, if any                                        0.00
Class C Monthly Interest - Pool A                                  28,538.02
Class C Monthly Interest - Pool B                                   7,639.69

Class C Overdue Principal, if any                                       0.00
Class C Monthly Principal - Pool A                                      0.00
Class C Monthly Principal - Pool B                                      0.00
                                                                ------------
                                                                                                   0.00
Ending Principal Balance of the Class C Notes
            Pool A                                              6,821,838.32
            Pool B                                              1,826,220.71
                                                                ------------               ------------
                                                                                           8,648,059.04
                                                                                           ============

                           DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

VII.     CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
            Pool A                                              4,546,225.12
            Pool B                                              1,217,034.16
                                                                ------------
                                                                                           5,763,259.28
Class D Overdue Interest, if any                                        0.00
Class D Monthly Interest - Pool A                                  19,548.77
Class D Monthly Interest - Pool B                                   5,233.25

Class D Overdue Principal, if any                                       0.00
Class D Monthly Principal - Pool A                                      0.00
Class D Monthly Principal - Pool B                                      0.00
                                                                ------------
                                                                                                   0.00
Ending Principal Balance of the Class D Notes
                  Pool A                                        4,546,225.12
                  Pool B                                        1,217,034.16
                                                                ------------               ------------
                                                                                           5,763,259.28
                                                                                           ============

VIII.    CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                  Pool A                                        5,686,532.40
                  Pool B                                        1,522,296.87
                                                                ------------
                                                                                           7,208,829.27
Class E Overdue Interest, if any                                        0.00
Class E Monthly Interest - Pool A                                  38,289.32
Class E Monthly Interest - Pool B                                  10,250.13

Class E Overdue Principal, if any                                       0.00
Class E Monthly Principal - Pool A                                      0.00
Class E Monthly Principal - Pool B                                      0.00
                                                                ------------
                                                                                                   0.00
Ending Principal Balance of the Class E Notes
                  Pool A                                        5,686,532.40
                  Pool B                                        1,522,296.87
                                                                ------------               ------------
                                                                                           7,208,829.27
                                                                                           ============

                           DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

IX.      ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                      Pool A                                    6,965,652.78
                      Pool B                                    1,887,134.32
                                                                ------------
                                                                                           8,852,787.10

Residual Interest - Pool A                                              0.00
Residual Interest - Pool B                                              0.00

Residual Principal - Pool A                                             0.00
Residual Principal - Pool B                                             0.00                       0.00

Ending Residual Principal Balance
                      Pool A                                    6,965,652.78               ------------
                      Pool B                                    1,887,134.32               8,852,787.10
                                                                ------------               ============

X.       PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                            179,926.32
 - Collection period Trustee Fee                                                              (3,867.08)
 - Servicer Advances reimbursement                                                         1,446,111.64
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                           162,198.84
                                                                                           ------------
Total amounts due to Servicer                                                              1,784,369.72
                                                                                           ============

                           DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XI.      AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                             226,998,994.03

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                0.00

      Decline in Aggregate Discounted Contract Balance                                                            5,758,614.90

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          --------------
         ending of the related Collection Period                                                                221,240,379.13
                                                                                                                ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                        4,661,523.12

          - Principal portion of Prepayment Amounts                                                956,452.44

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                            140,639.34

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                       0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                0.00

                                                                                                 ------------
                                     Total Decline in Aggregate Discounted Contract Balance      5,758,614.90
                                                                                                 ============

POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                              60,883,110.18

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                0.00

      Decline in Aggregate Discounted Contract Balance                                                            3,902,128.39

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          --------------
         ending of the related Collection Period                                                                 56,980,981.79
                                                                                                                ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                        1,738,159.20

          - Principal portion of Prepayment Amounts                                                 22,090.12

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                          2,141,879.07

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                       0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                0.00

                                                                                                 ------------
                                     Total Decline in Aggregate Discounted Contract Balance      3,902,128.39
                                                                                                 ============

                                                                                                                --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                               278,221,360.92
                                                                                                                ==============


                          DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XII.     CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

         POOL A

                                 Discounted                                Discounted
      Lease #                  Present Value                Lease #       Present Value
--------------------------------------------              -----------     -------------
#*2585-005 (08/03)             $  309,577.88
#*2012914-001 (08/03)          $    4,358.78
#*9900978-004 (08/03)          $   39,959.71
#*9900978-006 (08/03)          $   88,223.39
#*2858-004 (10/03)             $   10,313.38
#*2002750-001 (10/03)               8,059.53
#*2012750-002 (10/03)              24,604.18
#*2013302-001 (10/03)              14,099.72
#*2014030-001 (11/03)              39,811.35
#*2014609-001 (11/03)              85,348.79
#*9900978-007 (11/03)              15,479.20
                                                          -----------
                                                Totals:   $639,835.91

         POOL B

                                 Discounted                               Discounted
      Lease #                  Present Value               Lease #       Present Value
--------------------------------------------            -------------   ---------------
#*2012329-001 (09/03)              13,990.03                            $          0.00
#*3340-001 (10/03)                172,207.35
#*2010476-002 (10/03)               4,448.56
#*2922-001 (11/03)              2,141,879.07
                                                        -------------
                                              Totals:   $2,332,525.01

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS              $  2,972,360.92
b) ADCB AT  CLOSING DATE                                                $454,734,535.69
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                    0.65%

*    ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A NONRECOVERABLE ADVANCE

#    NONRECOVERABLE

                          DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A
                  Repurchases                                                   $   3,124,259.56

                  Substitutions                                                 $   1,264,441.80

POOL B
                  Repurchases                                                   $     739,993.48

                  Substitutions                                                 $   6,128,201.07
                                                                                ----------------
TOTAL                                                                           $  11,256,895.91

a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT                               $  11,256,895.91
                CONTRACTS REPURCHASED
b) ADCB AT  CLOSING DATE                                                        $ 454,734,535.69
c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                                            2.48%

ANY DELINQUENT CONTRACT
THE SERVICER HAS REPURCHASED FROM THE POOL

                          DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                    Predecessor
                                     Discounted     Predecessor      Discounted
Lease #    Lessee Name             Present Value      Lease #      Present Value
--------   -----------             --------------   -----------   --------------
3446-004                           $   657,993.20      2879-002   $   438,601.04
3446-005                           $   806,918.85      3220-002   $ 2,998,755.95
3446-006                           $ 1,496,057.34
3446-007                           $   437,159.27
              Cash                 $    39,228.33
3355-003                           $ 1,206,272.40      2716-203   $   316,980.82
                                                       2716-204   $   324,118.47
                                                       2046-204   $   241,219.41
                                                       2046-205   $   228,201.51

                                   --------------                 --------------
                         Totals:   $ 4,643,629.39                 $ 4,547,877.20

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                        $   4,547,877.20
b) ADCB OF POOL A AT CLOSING DATE                                               $ 336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                            1.35%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                   $ 0.00
b) Total discounted Contract Balance of Substitute Receivables                                    $ 0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
Servicing Agreement Section 7.02                                                                  $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES                NO  X
                                                                                        -------            ------

POOL B

                                                                    Predecessor
                                     Discounted     Predecessor     Discounted
Lease #    Lessee Name             Present Value      Lease #     Present Value
--------   -----------             --------------   -----------   --------------

                                   --------------                 --------------
                         Totals:   $         0.00                 $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                $           0.00
b) ADCB OF POOL B AT CLOSING DATE                                                       $ 117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                      0.00%

ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                   $ 0.00
b) Total discounted Contract Balance of Substitute Receivables                                    $ 0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution
& Servicing Agreement Section 7.02                                                                $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES                NO  X
                                                                                        -------            ------

                          DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                   Predecessor
                                     Discounted     Predecessor     Discounted
Lease #    Lessee Name             Present Value      Lease #     Present Value
--------   -----------             --------------   -----------   --------------
3714-002                           $ 1,077,801.74      3196-001   $   676,598.53
              Cash                 $   186,640.06      3196-002   $   240,400.54
                                                       3196-003   $    79,697.00
                                                       3116-402   $    97,806.30
                                                       3116-404   $    43,955.63
                                                       3116-405   $   125,983.80

                                   --------------                 --------------
                         Totals:   $ 1,264,441.80                 $ 1,264,441.80

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                             1,264,441.80
b) ADCB OF POOL A AT CLOSING DATE                                                       $ 336,802,716.30
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                    0.38%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                   $ 0.00
b) Total discounted Contract Balance of Substitute Receivables                                    $ 0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
Servicing Agreement Section 7.02                                                                  $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES                NO  X
                                                                                        -------            ------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                    Predecessor
                                     Discounted     Predecessor     Discounted
Lease #    Lessee Name             Present Value      Lease #     Present Value
--------   -----------             --------------   -----------   --------------
3694-001                           $ 2,833,341.68      1377-006   $ 1,547,323.56
3730-002                           $ 3,815,001.24       288-097   $   697,415.55
                                                        288-098   $    22,467.83
                                                       1971-091   $   665,899.16
                                                       2478-002   $   477,187.21
                                                       2478-091   $    51,246.48
                                                       3273-002   $ 2,581,143.34
                                                       3251-003   $    85,517.94

                                   --------------                 --------------
                         Totals:   $ 6,648,342.92                 $ 6,128,201.07

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                            $   6,128,201.07
b) ADCB OF POOL B AT CLOSING DATE                                                       $ 117,931,819.40
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                    5.20%

ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                   $ 0.00
b) Total discounted Contract Balance of Substitute Receivables                                    $ 0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
Servicing Agreement Section 7.02                                                                  $ 0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES                NO  X
                                                                                        -------            ------

                          DVI RECEIVABLES XVII 2002-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XVI. POOL PERFORMANCE MEASUREMENTS

                    1. AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                       TOTAL OUTSTANDING CONTRACTS
This Month                                    66,463,772.87  This Month               278,221,360.92
1 Month Prior                                 14,680,784.92  1 Month Prior            287,882,104.21
2 Months Prior                                 2,683,556.41  2 Months Prior           294,652,536.05

Total                                         83,828,114.20  Total                    860,756,001.18

a) 3 MONTH AVERAGE                            27,942,704.73  b) 3 MONTH AVERAGE       286,918,667.06

c) a/b                                                 9.74%

2. Does a Delinquency Condition Exist (1c > 6% )?                                     Yes  X          No
                                                                                      -------         -------
3. Restricting Event Check

A. A Delinquency Condition exists for current period?                                 Yes  X          No
                                                                                      -------         -------
B. An Indenture Event of Default has occurred and is then continuing?                 Yes             No
                                                                                      -------         -------
4. Has a Servicer Event of Default occurred?                                          Yes             No
                                                                                      -------         -------
5. Amortization Event Check

A. Is 1c > 8% ?                                                                       Yes  X          No
B. Bankruptcy, insolvency, reorganization;                                            -------         -------
   default/violation of any covenant or
   obligation not remedied within 90 days?                                            Yes             No
C. As of any Determination date, the sum of                                           -------         -------
   all defaulted contracts since the Closing
   date exceeds 6% of the ADCB on the Closing
   Date?                                                                              Yes             No  X
                                                                                      -------         -------

6. Aggregate Discounted Contract Balance at Closing Date                 Balance     $454,734,535.69

Aggregate Discounted Contract Balances
(A.D.C.B.) of contracts listed as more than:
                                                                 TOTAL           % of Total
                                              A.D.C.B.          A.D.C.B.          A.D.C.B.
                                              --------          --------          --------

30 Days Overdue                               25,868,543.79  278,221,360.92            9.298%
60 Days Overdue                               13,570,460.07  278,221,360.92            4.878%
90 Days Overdue                               54,593,081.27  278,221,360.92           19.622%
120 Days Overdue                              11,847,561.30  278,221,360.92            4.258%
150 Days Overdue                                  23,130.30  278,221,360.92            0.008%
180 Days Overdue                                       0.00  278,221,360.92            0.000%
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